              OPPENHEIMER MAIN STREET SMALL CAP FUND®
           Supplement dated June 27, 2003 to the
    Statement of Additional Information August 23, 2002

The  Statement  of  Additional  Information  is  changed  as follows:

The section  titled  "Loans of Portfolio  Securities"  under
"About  the  Fund-Additional  Information  about the  Fund's
Investment  Policies and Risks-Other  Investment  Techniques
and  Strategies"  on page 5 is deleted and replaced with the following:

   Loans  of  Portfolio   Securities.   To  raise  cash  for
   liquidity  purposes,  the Fund  can  lend  its  portfolio
   securities  to  brokers,   dealers  and  other  types  of
   financial  institutions  approved by the Fund's  Board of
   Trustees.

      The Fund may lend its  portfolio  securities  pursuant
   to the  Securities  Lending  Agreement  (the  "Securities
   Lending Agreement") with JP Morgan Chase,  subject to the
   restrictions  stated  in the  Prospectus.  The Fund  will
   lend such  portfolio  securities  to attempt to  increase
   their  income.  Under the  Securities  Lending  Agreement
   and  applicable   regulatory   requirements   (which  are
   subject to change),  the loan  collateral  must,  on each
   business  day,  be at  least  equal  to the  value of the
   loaned  securities and must consist of cash, bank letters
   of credit or  securities of the U.S.  Government  (or its
   agencies   or    instrumentalities),    or   other   cash
   equivalents  in which the Fund is  permitted  to  invest.
   To be  acceptable as  collateral,  letters of credit must
   obligate  a bank to pay to JP  Morgan  Chase,  as  agent,
   amounts  demanded  by the Fund if the  demand  meets  the
   terms of the  letter.  Such terms of the letter of credit
   and the issuing  bank must be  satisfactory  to JP Morgan
   Chase and the Fund.  The Fund will  receive,  pursuant to
   the Securities Lending  Agreement,  80% of all annual net
   income  (i.e.,  net  of  rebates  to the  Borrower)  from
   securities  lending  transactions.  JP  Morgan  Chase has
   agreed,  in general,  to  guarantee  the  obligations  of
   borrowers  to  return   loaned   securities   and  to  be
   responsible   for   expenses   relating   to   securities
   lending.  The  Fund  will be  responsible,  however,  for
   risks  associated with the investment of cash collateral,
   including  the risk that the  issuer of the  security  in
   which  the  cash   collateral   has  been   invested   in
   defaults.   The  Securities   Lending  Agreement  may  be
   terminated  by either  JP Morgan  Chase or the Fund on 30
   days'  written  notice.  The  terms of the  Fund's  loans
   must  also  meet  applicable  tests  under  the  Internal
   Revenue  Code and  permit  the Fund to  reacquire  loaned
   securities  on five  business  days' notice or in time to
   vote on any important matter.

      There are some  risks in  connection  with  securities
   lending.  The Fund might  experience a delay in receiving
   additional  collateral  to  secure a loan,  or a delay in
   recovery  of  the  loaned   securities  if  the  borrower
   defaults.  The Fund must receive  collateral  for a loan.
   Under current applicable  regulatory  requirements (which
   are subject to  change),  on each  business  day the loan
   collateral  must be at least  equal  to the  value of the
   loaned securities.  It must consist of cash, bank letters
   of  credit,  securities  of the  U.S.  government  or its
   agencies or instrumentalities,  or other cash equivalents
   in  which  the  Fund  is  permitted  to  invest.   To  be
   acceptable   as   collateral,   letters  of  credit  must
   obligate a bank to pay  amounts  demanded  by the Fund if
   the demand  meets the terms of the  letter.  The terms of
   the  letter of credit and the  issuing  bank both must be
   satisfactory to the Fund.

      When it lends  securities,  the Fund receives  amounts
   equal to the dividends or interest on loaned  securities.
   It  also  receives  one or more  of (a)  negotiated  loan
   fees, (b) interest on securities used as collateral,  and
   (c) interest on any short-term debt securities  purchased
   with such loan  collateral.  Either type of interest  may
   be  shared  with  the  borrower.  The  Fund  may also pay
   reasonable  finder's,  custodian and administrative  fees
   in connection  with these loans.  The terms of the Fund's
   loans  must meet  applicable  tests  under  the  Internal
   Revenue  Code  and  must  permit  the  Fund to  reacquire
   loaned  securities  on five  days'  notice  or in time to
   vote on any important matter.

June 27, 2003       PX0847.009

               OPPENHEIMER MAIN STREET SMALL CAP FUND®
                  Supplement dated June 27, 2003 to the
                    Prospectus dated August 23, 2002

The Prospectus is changed as follows:

The  following  paragraph is added to the end of the section
titled  “About  the  Fund’s   Investments-Other   Investment
Strategies” beginning on page 10:

      Loans  of  Portfolio   Securities.   The  Fund  has
      entered into a Securities  Lending  Agreement  with
      JP Morgan Chase.  Under the  agreement,  securities
      of the Fund may be loaned to  brokers,  dealers and
      other   financial   institutions.   The  Securities
      Lending  Agreement  provides  that  loans  must  be
      adequately  collateralized  and may be made only in
      conformity  with  the  Fund’s  Securities   Lending
      Guidelines,   adopted  by  the   Fund’s   Board  of
      Trustees.  The value of the  securities  loaned may
      not  exceed  25% of the  value  of the  Fund’s  net
      assets.

June 27, 2003                                          847PS019